Exhibit 10.1



                            STOCK PURCHASE AGREEMENT
                            ------------------------

                          Dated as of December 30, 2005


     THIS STOCK PURCHASE AGREEMENT ("this Agreement") is made by and between HARBORAGE LEASING CORPORATION, a New Hampshire corporation ("Seller"), and
                                                                   ------
AMERICAN  LEISURE  HOLDINGS,  INC.,  a  Nevada  corporation  ("AMLH").
                                                               ----

                                 R E C I T A L S

     A. Seller is the record and beneficial owner of fifteen thousand (15,000) shares (the "TDSR Shares") of the common stock, par value $.01, of Tierra del
               ------------
Sol  Resort,  Inc.,  a  Florida corporation ("TDSR"), formerly known as Sunstone
                                              ----
Golf  Resort,  Inc.

     B. AMLH desires to acquire the TDSR Shares, and Seller desires to sell the TDSR Shares, on the terms set forth in this Agreement.

     NOW THEREFORE, in consideration of mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1.   Purchase  and  Sale  of  TDSR  Shares.
          -------------------------------------

          1.1  Purchase  of TDSR Shares. Upon the execution and delivery of this
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     Agreement,  Seller  will  sell, assign and deliver the TDSR Shares to AMLH, and  AMLH  will  purchase  and  accept  the  TDSR  Shares.

          1.2  Purchase  Price  for TDSR Shares. The purchase price for the TDSR
               --------------------------------
     Shares  will  consist  of  the  following:

               (a) The amount of $1,411,705.00, payable by AMLH pursuant to the terms of a promissory note to be made by AMLH in favor of Seller, or its designated assign, in the form of Exhibit A to this Agreement (the "Note");
           ----

               (b) the right of Seller or its designated assign to receive, without payment, two (2) three-bedroom condominium units to be constructed in Phase 2 of the Tierra del Sol Resort currently being developed by affiliates of TDSR, at the time of their completion, free and clear of all liens and encumbrances. AMLH shall pay for any documentary stamp taxes due as a result of such transfers. All other usual and ordinary settlement costs shall be allocated or charged to the parties, as is customary between buyers and sellers in sales of such units. In the event title to both such units is not delivered to Seller by December 31, 2007, then AMLH shall pay to Seller, in lieu thereof, payment of $500,000.00 for each such unit that is not transferred to Seller by such date;

               (c)  197,000  shares  of  the  common  stock  of  AMLH (the "AMLH
                                                                            ----
          Shares");  and
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               (d) warrants to acquire 300,000 additional shares of common stock of AMLH at a price of $5.00 per share, as evidenced by the Warrant in the form of Exhibit B to this Agreement (the "Warrant").
                                                                 -------

     2.   Additional  Agreements.
          ----------------------

          2.1  Put  Option.  AMLH hereby grants to Seller a put option (the "Put
               -----------                                                   ---
     Option")  pursuant  to  which Seller will have the right to require AMLH to
     ------
     repurchase  any  or  all  of the 197,000 AMLH Shares issued to Seller under
     Section  1.2(c),  subject  to  the  following  terms  and  conditions:

               (a) The exercise price of the Put Option will be $5.00 per share (the "Option Exercise Price"), provided that the Option Exercise Price will be adjusted to reflect stock dividends, stock splits and similar corporate actions.

               (b) Subject to the provisions of Section 2.1(g) below, Seller may only exercise the Put Option during the sixty (60) day period commencing twelve (12) months after the date of this Agreement.

               (c) Seller may exercise the Put Option by delivering written notice of exercise to AMLH, which notice must set forth the number of shares to be sold to AMLH.

               (d) The parties will schedule a closing within ten (10) business days of AMLH's receipt of the notice of exercise. The closing will take place at the offices of AMLH.

               (e) At the closing of the Put Option, AMLH will deliver to Seller the Option Exercise Price for the Put Option, and Seller will deliver to AMLH the original stock certificates representing the AMLH Shares, duly endorsed in blank, or accompanied by duly executed stock powers in proper form.

               (f) At the closing of the Put Option, Seller will represent and warrant to AMLH that it has the authority to deliver the AMLH Shares to AMLH and that the shares are being transferred to AMLH, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, community property rights, equities, liabilities, debts, restrictions on transfer or other defects in title of any kind or nature.

               (g) The Put Option will expire and be of no further force and effect after the occurrence of both of the following events:

                    (i) Seller is able to sell the AMLH Shares into the existing public market pursuant to either: (A) an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering such shares, or (B) Rule 144 under the Securities Act; and

                    (ii)  After  the  fulfillment  of the condition set forth in
               Section 2.1(g)(i) above, the average closing price of the common stock of AMLH (as reported by the OTC Bulletin Board or the

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               principal exchange on which the common stock may then be trading)
               for a period of thirty (30) consecutive trading days equals or exceeds $5.00 per share.

          2.2  Guarantee.  Upon  the  execution  and delivery of this Agreement,
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     Malcolm J. Wright will execute and deliver to Seller the Guaranty Agreement in  the  form  of  Exhibit  C  (the "Guarantee"), pursuant to which he will
                                          ---------
     guarantee  the  obligations  of  AMLH  under  the Note, the Put Option, and
     Section  1.2(b) related to the payment in lieu of title to the condo units.

          2.3  Delivery  of  Documents.  Upon the execution and delivery of this
               -----------------------
     Agreement,  the  parties  will  deliver  the  following  documents:

               (a)  Seller  will  deliver  to  AMLH:

                    (i) the certificates representing the TDSR Shares, duly endorsed in blank, or accompanied by duly executed stock powers in proper form for transfer;

               (b)  AMLH  will  deliver  to  Seller:

                    (i)  the  duly  executed  Note;

                    (ii)  the  stock  certificate  representing the AMLH Shares;

                    (iii)  the  duly  executed  Warrant  Agreement;  and

                    (iv) the Guarantee,  duly  executed  by  Malcolm  J. Wright.

     3.  Representations  and  Warranties  of  Seller.
         --------------------------------------------

         Seller  hereby  represents  and  warrants  to  AMLH  as  follows:

          3.1 Ownership of TDSR Shares. Seller owns the TDSR Shares beneficially
              ------------------------
     and of record and will deliver the TDSR Shares to AMLH, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, community property rights, equities, liabilities, debts, restrictions on transfer (other than those in that certain Shareholders Agreement, dated January 1, 2000, by and between Seller and Arvimex, Inc. as initial shareholders of TDSR, but which restrictions Arvimex has waived) or other defects in title of any kind or nature. The TDSR Shares constitute all of Seller's interest in TDSR or its affiliates.

          3.2  Authority to Enter into Agreement; Enforceability. Seller has the
               -------------------------------------------------
     right, power, legal capacity and authority to enter into and carry out the terms and provisions of this Agreement and the other agreements to be entered into by Seller in connection with the consummation of this Agreement, without obtaining the approval or consent of any party or authority. This Agreement and such other agreements constitute the legal, valid and binding agreements of Seller, enforceable against it in accordance with its terms.

          3.3  Compliance with Laws and Other Instruments. Neither the execution
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     and delivery of this Agreement or any other agreement to be entered into by
     Seller pursuant to this Agreement, nor the consummation of the transactions

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     contemplated  by  this  Agreement  or  such other agreements, will conflict with, or result in a violation or breach of, or constitute a default under, any term or provision of any order, judgment, injunction, decree, license, permit, statute, ordinance, rule or regulation of any court or any governmental or regulatory authority or any indenture, mortgage, deed of trust, lease, contract, instrument, commitment or other agreement or arrangement to which Seller is a party or by which he or his properties are bound.

          3.4 Confirmation of Interest in TDSR and Affiliates. After the sale of
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     the  TDSR  Shares  to AMLH, Seller will not have any continuing interest in
     TDSR, AMLH or any of their affiliates, and none of these persons will have any contractual or other obligations to Seller except for those obligations expressly set forth in this Agreement and the exhibits to this Agreement.

     4.  Representations and Warranties of AMLH. AMLH represents and warrants to
         --------------------------------------
Seller  as  follows:

          4.1  Authority  to  Enter into Agreement; Enforceability. AMLH has the
               ---------------------------------------------------
     right, power, legal capacity and authority to enter into and carry out the terms of this Agreement and the other agreements to be entered into by AMLH pursuant to the terms of this Agreement without obtaining the approval or consent of any party or authority. This Agreement and such other agreements constitute the legal, valid and binding agreements of AMLH enforceable against AMLH in accordance with their respective terms.

          4.2  Compliance with Laws and Other Instruments. Neither the execution
               ------------------------------------------
     and delivery of this Agreement or any other agreement to be entered into by AMLH pursuant to this Agreement, nor the consummation of the transactions contemplated by this Agreement or such other agreements, will conflict with, or result in a violation or breach of, or constitute a default under, any term or provision of the articles of incorporation, bylaws or any order, judgment, injunction, decree, license, permit, statute, ordinance, rule or regulation of any court or any governmental or regulatory authority or any indenture, mortgage, deed of trust, lease, contract, instrument, commitment or other agreement or arrangement to which AMLH is a party or by which they or their properties are bound.

     5.  Survival   of   Representations,   Warranties   and   Covenants.   All
         ---------------------------------------------------------------
representations, warranties and agreements made by the parties in this Agreement will survive the execution, delivery and performance of this Agreement and any investigations, inspections or examinations made by or on behalf of the parties. All such representations and warranties will remain in full force and effect until the expiration of the applicable statute of limitations.

     6.  Miscellaneous.
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          6.1 Expenses. Except as otherwise provided hereby, all legal and other
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     costs  and  expenses  incurred  in  connection  with this Agreement and the transactions contemplated herein will be paid by each party as each such party incurs such expenses.

          6.2  Notices.  Any notice or other communication required or permitted
               -------
     under this Agreement will be given in writing and will be delivered by hand or air courier or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

               If  to  Seller,  to:

               Harborage  Leasing  Corporation
               c/o  585  Stewart  Avenue
               Room  409
               Garden  City,  NY  11530


               If  to  AMLH,  to:

               2460  Sand  Lake  Road
               Orlando,  Florida  32809

Any such notice or communication will be effective and be deemed to have been given as of the date delivered, if by hand or air courier, or as of the date or receipt or refusal, if mailed. Any party may change the foregoing address by giving notice to all of the other parties in the manner provided under this
Section  6.2.

          6.3  Entire  Agreement.  This  Agreement  and  the  exhibits  to  this
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     Agreement:  (i)  constitute  the  entire  and  exclusive  agreement  and understanding between the parties with respect to the subject matter hereof; (ii) will inure only to the benefit of the parties hereto, and no other person will have any rights hereunder, (iii) except as otherwise provided herein, will be binding upon the respective successors and assigns of the parties; and (iv) supersede and revoke all prior agreements, oral or written. All Exhibits hereto will be deemed a part of this Agreement.

          6.4  Applicable  Law.  The  validity, enforcement, and construction of
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     this  Agreement  will  be  governed  by  the  laws of the State of Florida.

          6.5  Binding Arbitration. The parties will arbitrate any dispute which
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     may arise between them with respect to or in connection with this Agreement or the prior relationship of the parties. Such dispute will be resolved in accordance with the then applicable rules of the American Arbitration Association. The award of the arbitrators will be binding on the parties, and judgment on such award may be entered in any court of competent jurisdiction. Arbitration will take place in Miami, Florida.

          6.6  Headings.  The  headings  in  this  Agreement  are  solely  for
               --------
     convenience  of  reference  and  will  not  affect  its  interpretation.

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          6.7  Counterparts.  This  Agreement  may  be  executed  in  as  many
               ------------
     counterparts as may be deemed necessary or convenient, all of which taken together will constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          6.8  Gender,  Etc.  Words  used  herein,  regardless of the number and
               ------------
     gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

          6.9  Interpretation.  No  provision  of  this  Agreement  is  to  be
               --------------
     interpreted for or against any party because that party or that party's legal representative drafted such provision.

          6.10  Provisions  Separable.  The  provisions  of  this  Agreement are
                ---------------------
     independent of and separable from each other, and no provision will be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.

          6.11  Independent Counsel. The parties acknowledge and agree that each
                -------------------
     of them has been represented by its own counsel in connection with the preparation of this Agreement.

          6.12  Amendments;  Waivers. This Agreement may be amended or modified,
                --------------------
     and any of the terms, covenants, representations, warranties or conditions in this Agreement may be waived, only by written instrument executed by the parties, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, will not be deemed to be nor construed as a further waiver of such condition, or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

          6.13  Attorney  Fees. In the event of any legal proceedings (including
                --------------
     arbitration) arising out of this Agreement, the prevailing party will be entitled to recover from the non-prevailing party or parties, reasonable cost and expenses, including attorneys fees, incurred by such prevailing party in such proceedings. As used herein, attorneys fees will include, without limitation, attorneys fees incurred by such party in any arbitration, judicial, bankruptcy, administrative or other proceedings, in any appellate proceedings, and in any post-judgment proceedings.

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     IN  WITNESS WHEREOF, the parties hereto have executed this Agreement on the day  and  year  first  above  written.

                                        SELLER:
                                        ------



                                        Harborage  Leasing  Corporation



                                        By: /s/ Ed Teraskiewicz
                                           ----------------------------

                                        Its: President
                                            ---------------------------

                                        Name: Ed Teraskiewicz
                                             --------------------------


                                        AMLH:
                                        ----

                                        American  Leisure  Holdings,  Inc.



                                        By:/s/ Malcolm J. Wright
                                           -----------------------------
                                        Its: CEO
                                            ----------------------------
                                        Name: Malcolm J. Wright
                                             ---------------------------

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